Notes Payables	6 Months Ended
Jun. 30, 2025
Notes Payables [Abstract]
NOTES PAYABLES
6.	NOTES PAYABLES

	As of June 30, 2025	As of December 31, 2024
Bank acceptance notes payable issued by Industrial Bank Fuzhou Branch	$-	$6,955
Commercial acceptance notes payable guaranteed by China Postal Savings Bank Fuzhou Branch	8,404	4,196
Letters of Credit issued by Industrial Bank Fuzhou Branch (a)	3,772	3,756
Total	$12,176	$14,907

(a)	On September 30, 2024 and October 31, 2024, Industrial Bank Fuzhou Branch issued letter of credits approximately $1.8 million (RMB13.0 million) and approximately $2.0 million (RMB14.0 million) to the Company with due date of September 27, 2025 and September 30, 2025. These letters of credit were drawn down from Industrial Bank Fuzhou Branch’s credit line.

The movement of notes payable is as follows:

	For the Six Months Ended June 30,
	2025	2024
Beginning balance	$14,907	$8,471
Additions	4,190	19,000
Repayments	(6,974)	(16,889)
Exchange rate effect	53	(58)
Total	$12,176	$10,524